Van Kampen Equity and Income Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2006 - August 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                Lehman
                                                                Brothe
  CVS   8/10/    -     $99.82 $1,500,  2,240,    0.15%  0.07%    rs,    Lehman
Corpor    06                  000,000    000                     Banc   Brothe
 ation                                                            of      rs
Senior                                                          Americ
 Note                                                             a
 5.75%                                                          Securi
8/15/0                                                           ties
   6                                                             LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
Capita  8/22/    -     $99.99 $2,430,  26,750    1.10%  0.88%    ABN    Citigr
l Auto    06                  008,000   ,000                     AMRO     oup
Receiv                                                          Incorp
 ables                                                          orated
 2006                                                             ,
  A3                                                            Barcla
 5.31%                                                            ys
10/20/                                                          Capita
  09                                                              l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Societ
                                                                  e
                                                                Genera
                                                                  le
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g

                                                                 Banc
                                                                  of
 Time   11/8/    -     $100.0 $2,000,  12,975    0.64%  0.40%   Americ   Banc
Warner    06             0    000,000   ,000                      a       of
 Inc.                                                           Securi  Americ
                                                                 ties      a
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                S, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l
                                                                 Banc
                                                                  of
Capita  11/14    -     $99.99 $294,50  12,550    4.26%  0.13%   Americ  Wachov
 l One   /06                   0,000    ,000                      a       ia
2009 C                                                          Securi  Securi
  A3A                                                            ties    ties
5.070%                                                           LLC,
  due                                                           Merril
7/15/2                                                            l
  01                                                            Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Morgan
                                                                Stanle
  CIT   11/14    -     $99.99 $180,00  16,200    9.00%  0.50%     y,    Barcla
Equipm   /06                   0,000    ,000                    Barcla    ys
  ent                                                             ys    Capita
 Trust                                                          Capita     l
Series                                                            l,
  A-3                                                            Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Citigr
                                                                 oup,
 Ford   12/06    -     $100.0 $4,500,  45,457    1.01%  0.25%   Goldma  Citigr
 Motor   /06             0    000,000                             n,      oup
  Co.                                                           Sachs
 Note                                                           & Co.,
4.250%                                                          JPMorg
  due                                                            an,
12/15/                                                          Deutsc
  36                                                              he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, BNP
                                                                PARIBA
                                                                  S
                                                                Credit
                                                                Suisse
Washin  12/06    -     $100.0 $500,00  1,000,    0.20%  0.03%     ,     Credit
 gton    /06             0     0,000     000                    Goldma  Suisse
Mutual                                                            n,
Prefer                                                          Sachs
  red                                                           & Co.,
Fundin                                                          Lehman
   g                                                            Brothe
 Trust                                                           rs,
  II                                                            Inc.,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods
                                                                Morgan
                                                                Stanle
Beckma  12/12    -     $100.0 $800,00  40,680    6.78%  0.22%     y,     Banc
   n     /06             0     0,000                             Banc     of
Coulte                                                            of    Americ
r Inc.                                                          Americ     a
2.500%                                                            an
  due                                                           Securi
12/15/                                                           ties
  36                                                             LLC,
                                                                Citigr
                                                                 oup,
                                                                JPMorg
                                                                 an,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank
                                                                Lehman
 Home   12/13    -     $100.0 $750,00  3,560,    0.47%  0.11%   Brothe  Lehman
 Depot   /06             0     0,000     000                     rs,    Brothe
 Inc.                                                           Merril    rs
5.490%                                                            l
  due                                                           Lynch
12/16/                                                          & Co.,
  09                                                            JPMorg
                                                                 an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.